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                                                                    Exhibit 10.1



                                                                 August 14, 1996


Steve Wolf
Chief Financial Officer
555 South Henderson Road
King of Prussia, PA 19406

Dear Steve:

In connection with Loan and Securities Agreement dated as of July 31, 1995 between RYKA and KPR Sports International, Inc., we hereby waive through October 15, 1996 the default with the regard to the minimum tangible net worth and leverage ratio requirements.

Sincerely,


/s/ Zeev Shenkman
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Zeev Shenkman
Executive Vice President
KPR Sports International, Inc.


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K.P.R. SPORTS INTERNATIONAL, INC.
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

[ ]Corporate Office               [ ]European Office                        [ ]West Coast Office
555 South Henderson Road,         Jan de Rooystraat 49,                     1221 East Dyer Road, Suite 215,
King of Prussia, PA 19046         5171 DR Kaatsheuvel, Holland              Santa Ana, CA 92705
Phone 610-768-0900 800-352-3331   Phone: 31-416-277260 Fax: 31-416-275175   Phone: 714-556-6577 Fax: 714-556-6540
Fax: 610-768-0753
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